Exhibit 99.1

News Release	NYSE: BOH

Media Inquiries

Stafford Kiguchi

Telephone: 808-694-8580

Mobile: 808-265-6367

E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries

Cindy Wyrick

Telephone: 808-694-8430

E-mail: Cindy.Wyrick@boh.com

Bank of Hawaii Corporation Third Quarter 2009 Financial Results

•   Diluted Earnings Per Share $0.76

•   Net Income for the Quarter $36.5 Million

•   Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 26, 2009) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.76 for the third quarter of 2009, up from $0.65 in the previous quarter, and down from $0.99 in the same quarter last year.  Net income for the third quarter of 2009 was $36.5 million compared to net income of $31.0 million in the second quarter of 2009, and $47.4 million in the third quarter of 2008.  Results for the third quarter of 2008 included a net credit of $8.9 million related to the Company’s resolution of Sale In/Lease Out (“SILO”) leases with the Internal Revenue Service.  The return on average assets for the third quarter of 2009 was 1.21 percent, compared to 1.06 percent during the previous quarter, and 1.82 percent during the same quarter last year.  The return on average equity for the third quarter of 2009 was 16.44 percent compared to 14.49 percent for the second quarter of 2009, and 24.17 percent for the third quarter of 2008.

“Bank of Hawaii Corporation had good results for the third quarter of 2009 despite continuing economic weakness,” said Allan R. Landon, Chairman, and CEO.  “We were able to increase our liquidity, capital, and reserves, improve profitability, and our Board affirmed our dividend.  Asset quality indicators were mixed this quarter as we continue to address weakened credits.  Bank of Hawaii has a strong balance sheet and remains safe, balanced, and well prepared for the future.”

For the nine months, ended September 30, 2009, net income was $103.5 million compared to net income of $152.9 million for the same period last year.  Diluted earnings per share were $2.16 for the nine-month period in 2009, down from $3.17 for the same period in 2008.  The year-to-date return on average assets was 1.19 percent compared to 1.95 percent for the same period in 2008.  The year-to-date return on average equity was 16.24 percent, down from 26.26 percent for the nine months ended September 30, 2008 partially due to the growth in capital.

130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-537-8440 • Website www.boh.com

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Bank of Hawaii Corporation Third Quarter 2009 Financial Results

Results for the nine months ended September 30, 2009 included gains of $13.7 million from the disposition of leased equipment and the sale of the Company’s retail insurance brokerage business.  These gains were offset by increases in the allowance for loan and lease losses, expenses for legal contingencies, an industry-wide FDIC special assessment, impairment of a leveraged lease residual value, and early debt retirement.  Results for the same period in 2008 included $31.0 million from the mandatory redemption of Visa shares, a reversal of Visa legal costs, and a lessee’s early buy-out of an aircraft lease.  Partially offsetting these gains were expenses for employee incentives, legal contingencies, a call premium on Capital Securities, increases in the allowance for loan and lease losses, and contributions to the Bank of Hawaii Charitable Foundation.  Details of these items are included in Table 2.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2009 was $109.2 million, up $6.0 million from net interest income of $103.2 million in the second quarter of 2009, and up $5.4 million from net interest income of $103.8 million in the third quarter of 2008.  Net interest income in the third quarter of 2009 included a charge of $1.0 million related to impairment of the residual value of an aircraft leveraged lease investment.  The increase in net interest income compared with the second quarter of 2009 was largely due to a higher level of earning assets and a higher net interest margin.  Net interest income in the third quarter of 2008 included a $4.0 million reduction of income related to settlement of the SILO leases.  For the nine months ended September 30, 2009, net interest income, on a taxable-equivalent basis, was $309.7 million compared to $313.6 million for the same period in 2008.  Analyses of the changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 3.85 percent for the third quarter of 2009, a 12 basis point increase from 3.73 percent in the second quarter of 2009, and a 48 basis point decrease from 4.33 percent in the third quarter of 2008.   For the nine months ended September 30, 2009, the net interest margin was 3.78 percent compared to 4.30 percent for the same nine months in 2008.  The decrease in the net interest margin was largely the result of lower interest rates and the Company’s strategy to increase liquidity and reduce risk.

Results for the third quarter of 2009 included a provision for credit losses of $27.5 million compared with $28.7 million in the second quarter of 2009 and $20.4 million in the third quarter of 2008.  The provision for credit losses exceeded net charge-offs by $5.2 million in the third quarter of 2009.  The provision for credit losses exceeded net charge-offs by $3.0 million in the second quarter of 2009 and exceeded net charge-offs by $13.0 million in the third quarter of 2008.

Noninterest income was $56.8 million for the third quarter of 2009, a decrease of $3.0 million compared to $59.8 million in the second quarter of 2009, and essentially flat with noninterest income of $57.0 million in the third quarter of 2008.  Noninterest income in the second quarter of 2009 included a gain of $2.8 million related to the disposition of leased equipment and $0.9 million due to the previously mentioned sale of the retail insurance brokerage business.

Noninterest expense was $84.0 million in the third quarter of 2009, down $5.6 million from $89.6 million in the previous quarter, and down $2.8 million from $86.8 million in the same quarter last year.  Noninterest expense in the second quarter of 2009 included $5.7 million related to an industry-wide FDIC special assessment.  Noninterest expense in the third quarter of 2008 included a $2.0 million broad based employee incentive accrual.  An analysis of salary and benefit expenses is included in Table 8.

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Bank of Hawaii Corporation Third Quarter 2009 Financial Results

The efficiency ratio for the third quarter of 2009 was 50.69 percent, compared with an efficiency ratio of 55.07 percent in the previous quarter and 54.05 percent in the same quarter last year.  The efficiency ratio for the nine-month period ended September 30, 2009 was 52.74 percent compared with 51.12 percent for the same period last year.

The effective tax rate for the third quarter of 2009 was 32.71 percent, compared to 30.18 percent in the previous quarter, and 11.24 percent during the third quarter last year.  Taxes in the third quarter of 2009 included a $0.4 million credit related to the previously mentioned leveraged lease residual value impairment, and taxes in the second quarter of 2009 were reduced by a $1.6 million tax benefit resulting from accounting for the termination of a leveraged lease.  The lower effective tax rate in the third quarter of 2008 was due to a credit of $12.9 million related to the previously mentioned SILO lease settlement.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

Credit quality during the third quarter of 2009 continued to reflect the weak national and local economies.  Non-accrual loans and leases were $48.3 million at the end of September 30, 2009, up from $38.6 million at June 30, 2009, and up from $5.6 million at September 30, 2008.  As a percentage of total loans and leases, non-accrual loans and leases were 0.81 percent at September 30, 2009.  The increase in non-accrual loans was largely in two commercial construction loans.

Accruing loans and leases past due 90 days or more increased $2.7 million during the third quarter of 2009 due to the addition of a $3.0 million commercial construction loan on the island of Hawaii, which offset a small decline in delinquent consumer loans.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 10.

Net charge-offs during the third quarter of 2009 were $22.3 million, down from $25.7 million in the second quarter of 2009, and up from $7.4 million in the third quarter last year.  Net charge-offs for the third quarter of 2009 included $5.8 million in partial charge-offs related to three non-accrual commercial construction loans and $4.0 million in partial charge-offs related to the sale of three syndicated credits.

The allowance for loan and lease losses was $142.7 million at September 30, 2009, up from $137.4 million at June 30, 2009 and $115.5 million at September 30, 2008.  The ratio of the allowance for loan and lease losses to total loans and leases increased to 2.41 percent at September 30, 2009.  The reserve for unfunded commitments at September 30, 2009 was unchanged at $5.4 million.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $12.21 billion at September 30, 2009, up slightly from total assets of $12.19 billion at June 30, 2009, and up $1.87 billion from total assets of $10.34 billion at September 30, 2008.  Average total assets were $11.99 billion during the third quarter of 2009, up $235 million from average assets of $11.75 billion during the previous quarter, and up $1.65 billion

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Bank of Hawaii Corporation Third Quarter 2009 Financial Results

from average assets of $10.34 billion during the third quarter last year.  The growth in assets was primarily in investment securities available for sale and is the result of strong deposit generation.

The Company continued to decrease loans during the quarter due to reduced loan demand along with planned credit exits and payoffs to reduce overall portfolio risk.  Also in the third quarter of 2009, the Company sold its position in three syndicated loans totaling $19.5 million.  Loan and lease portfolio balances, including elements of higher risk, are summarized in Table 9.

Total deposits were $9.25 billion at September 30, 2009, up $230 million from $9.02 billion at June 30, 2009, and up $1.59 billion from $7.66 billion at September 30, 2008.  The increase in deposits was widespread among deposit categories except time deposits.  Average total deposits were $9.13 billion in the third quarter of 2009, down $91 million from average deposits of $9.22 billion during the previous quarter, and up $1.36 billion from $7.77 billion during the third quarter last year.  The Company slowed deposit growth during the third quarter due to the limited lending opportunities.  Deposit balances are summarized in Tables 6a, 6b, and 9.

Consistent with the Company’s strategy to build capital levels, no shares were repurchased during the third quarter of 2009.  Remaining buyback authority under the share repurchase program was $85.4 million at September 30, 2009.  Total shareholders’ equity increased to $902.8 million at September 30, 2009, compared to $845.9 million at June 30, 2009, and $780.0 million at September 30, 2008.

The ratio of tangible common equity to risk weighted assets was 14.56 percent at September 30, 2009, up from 13.02 percent at June 30, 2009, and up from 11.04 percent at September 30, 2008.  At September 30, 2009, the Tier 1 leverage ratio was 6.67 percent compared to 6.66 percent at June 30, 2009, and 7.27 percent at September 30, 2008.  The decrease in the Tier 1 leverage ratio compared with the same quarter last year was due to the significant growth in investment securities, primarily Treasury and Ginnie Mae securities.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on December 14, 2009 to shareholders of record at the close of business on November 30, 2009.

On October 9, 2009, the Company signed an agreement to sell certain assets of the Company’s wholesale insurance business, Triad Insurance Agency, Inc. (“Triad”), to a third party.  The agreement precludes the Company from competing directly or indirectly with Triad for a period of five years after the closing date of the sale.  In connection with this sale, several employees of Triad were hired by the third party.  The sale of Triad closed on October 22, 2009 and resulted in a pre-tax gain of approximately $1.5 million.  Net income of Triad for the year ended December 31, 2008 was approximately $4.5 million.

Hawaii Economy

Hawaii’s economy during the third quarter of 2009 continued to reflect weakness primarily the result of slow national economic conditions and lower visitor activity in the state.  Visitor arrivals appear to be stabilizing.  However, visitor spending continues to decline as a result of discounting.  State general fund revenues have declined 14.4 percent during the first eight months of 2009 primarily due to a decline in general excise and use taxes.  Total jobs have contracted 3.1 percent from the beginning of the year.  The statewide unemployment rate improved slightly to 7.2 percent on a seasonally adjusted basis at the end of September compared with 7.3 percent at the

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Bank of Hawaii Corporation Third Quarter 2009 Financial Results

end of June.  Residential real estate prices in Hawaii continue to hold their value better than many U. S. mainland markets and months of inventory declined to 5.3 months at the end of September.  More information on Hawaii economic trends is presented in Table 14.

Conference Call Information

The Company will review its third quarter 2009 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The conference call will be accessible via teleconference and the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 800-510-0146.  International participants should call 617-614-3449.  No pass code is required.  A replay of the conference call will be available for one week beginning Monday, October 26, 2009 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 79433710 when prompted.  A replay will also be available on the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2009	2009	2008	2009	2008
For the Period:
Operating Results
Net Interest Income	$108,887	$102,851	$103,575	$308,800	$312,923
Provision for Credit Losses	27,500	28,690	20,358	81,077	41,957
Total Noninterest Income	56,800	59,832	56,986	186,997	203,650
Total Noninterest Expense	83,987	89,584	86,790	261,504	264,084
Net Income	36,471	31,006	47,409	103,517	152,906
Basic Earnings Per Share	0.76	0.65	1.00	2.17	3.20
Diluted Earnings Per Share	0.76	0.65	0.99	2.16	3.17
Dividends Declared Per Share	0.45	0.45	0.44	1.35	1.32

Performance Ratios
Return on Average Assets	1.21%	1.06%	1.82%	1.19%	1.95%
Return on Average Shareholders’ Equity	16.44	14.49	24.17	16.24	26.26
Efficiency Ratio (1)	50.69	55.07	54.05	52.74	51.12
Operating Leverage (2)	11.77	(8.04)	(12.02)	(7.21)	8.65
Net Interest Margin (3)	3.85	3.73	4.33	3.78	4.30
Dividend Payout Ratio (4)	59.21	69.23	44.00	62.21	41.25
Average Shareholders’ Equity to Average Assets	7.34	7.30	7.55	7.34	7.41

Average Balances
Average Loans and Leases	$6,034,956	$6,258,403	$6,512,453	$6,245,117	$6,543,871
Average Assets	11,988,995	11,753,580	10,339,490	11,616,237	10,495,367
Average Deposits	9,131,064	9,222,130	7,772,535	9,036,247	7,893,972
Average Shareholders’ Equity	880,003	858,139	780,334	852,347	777,650

Market Price Per Share of Common Stock
Closing	$41.54	$35.83	$53.45	$41.54	$53.45
High	42.92	41.42	70.00	45.24	70.00
Low	33.65	31.35	37.46	25.33	37.46

	September 30,	June 30,	December 31,	September 30,
	2009	2009	2008	2008
As of Period End:
Balance Sheet Totals
Loans and Leases	$5,931,358	$6,149,911	$6,530,233	$6,539,458
Total Assets	12,208,025	12,194,695	10,763,475	10,335,047
Total Deposits	9,250,100	9,019,661	8,292,098	7,658,484
Long-Term Debt	91,424	91,432	203,285	204,616
Total Shareholders’ Equity	902,799	845,885	790,704	780,020

Asset Quality
Allowance for Loan and Lease Losses	$142,658	$137,416	$123,498	$115,498
Non-Performing Assets (5)	48,536	39,054	14,949	5,927

Financial Ratios
Allowance to Loans and Leases Outstanding	2.41%	2.23%	1.89%	1.77%
Tier 1 Capital Ratio	13.43	12.56	11.24	11.14
Total Capital Ratio	14.70	13.82	12.49	12.40
Leverage Ratio	6.67	6.66	7.30	7.27
Tangible Common Equity to Total Assets (6)	7.11	6.65	7.01	7.20
Tangible Common Equity to Risk-Weighted Assets (6)	14.56	13.02	11.28	11.04

Non-Financial Data
Full-Time Equivalent Employees	2,474	2,533	2,581	2,573
Branches and Offices	85	85	85	84
ATMs	485	486	462	467

(1)	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
(2)	Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes. Measures are presented on a linked quarter basis.
(3)	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.
(4)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
(5)	Excluded from non-performing assets are non-accrual loans held for sale of $7.7 million and $5.2 million as of September 30, 2009 and June 30, 2009, respectively.
(6)

Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets. Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2009	2009	2008	2009	2008
Leveraged Lease Residual Value Impairment	$(968)	$—	$—	$(968)	$—
SILO Leveraged Lease	—	—	(3,981)	—	(3,981)
Gain on Disposal of Leased Equipment	—	2,782	—	12,818	11,588
Gain on Sale of Insurance Subsidiary	—	852	—	852	—
Gain on Mandatory Redemption of Visa Shares	—	—	—	—	13,737
Increase in Allowance for Loan and Lease Losses	(5,242)	(3,000)	(13,000)	(19,160)	(24,500)
FDIC Special Assessment	—	(5,744)	—	(5,744)	—
Market Premium on Repurchased Long-Term Privately Placed Debt	—	—	—	(875)	—
Cash Grants for the Purchase of Company Stock	—	—	—	—	(4,640)
Employee Incentive Awards	—	—	(2,000)	—	(6,386)
Legal Contingencies	—	—	—	(1,500)	(3,016)
Bank of Hawaii Charitable Foundation and Other Contributions	—	—	—	—	(2,250)
Call Premium on Capital Securities	—	—	—	—	(991)
Separation Expense	—	—	—	—	(615)
Reversal of Visa Legal Costs	—	—	—	—	5,649
Significant Income (Expense) Items Before the Benefit for Income Taxes	(6,210)	(5,110)	(18,981)	(14,577)	(15,405)
Income Tax Impact Related to Lease Transactions	(373)	(286)	(12,920)	3,213	(14,331)
Income Tax Impact	(1,835)	(2,762)	(5,250)	(9,249)	(8,095)
Net Significant Income (Expense) Items	$(4,002)	$(2,062)	$(811)	$(8,541)	$7,021

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income	Table 3

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2009	2009	2008 (1)	2009	2008 (1)
Interest Income
Interest and Fees on Loans and Leases	$79,530	$83,342	$92,744	$249,464	$295,116
Income on Investment Securities
Trading	—	—	1,174	594	3,543
Available-for-Sale	46,419	38,155	35,152	116,875	104,724
Held-to-Maturity	2,179	2,369	2,870	7,115	9,142
Deposits	3	5	33	18	432
Funds Sold	320	526	141	1,423	1,553
Other	277	276	490	829	1,405
Total Interest Income	128,728	124,673	132,604	376,318	415,915
Interest Expense
Deposits	12,235	14,481	17,736	43,741	65,439
Securities Sold Under Agreements to Repurchase	6,394	6,477	7,675	19,523	25,780
Funds Purchased	5	5	507	15	1,410
Short-Term Borrowings	—	—	13	—	59
Long-Term Debt	1,207	859	3,098	4,239	10,304
Total Interest Expense	19,841	21,822	29,029	67,518	102,992
Net Interest Income	108,887	102,851	103,575	308,800	312,923
Provision for Credit Losses	27,500	28,690	20,358	81,077	41,957
Net Interest Income After Provision for Credit Losses	81,387	74,161	83,217	227,723	270,966
Noninterest Income
Trust and Asset Management	10,915	11,881	14,193	34,428	44,739
Mortgage Banking	4,656	5,443	621	18,777	7,656
Service Charges on Deposit Accounts	14,014	12,910	13,045	40,310	37,539
Fees, Exchange, and Other Service Charges	14,801	15,410	15,604	45,187	47,098
Investment Securities Gains (Losses), Net	(5)	12	159	63	446
Insurance	7,304	4,744	5,902	17,689	18,622
Other	5,115	9,432	7,462	30,543	47,550
Total Noninterest Income	56,800	59,832	56,986	186,997	203,650
Noninterest Expense
Salaries and Benefits	46,387	44,180	46,764	137,595	148,221
Net Occupancy	10,350	10,008	11,795	30,686	33,581
Net Equipment	4,502	4,502	4,775	13,320	13,570
Professional Fees	2,642	4,005	3,270	9,196	8,471
FDIC Insurance	3,290	8,987	321	14,091	817
Other	16,816	17,902	19,865	56,616	59,424
Total Noninterest Expense	83,987	89,584	86,790	261,504	264,084
Income Before Provision for Income Taxes	54,200	44,409	53,413	153,216	210,532
Provision for Income Taxes	17,729	13,403	6,004	49,699	57,626
Net Income	$36,471	$31,006	$47,409	$103,517	$152,906
Basic Earnings Per Share	$0.76	$0.65	$1.00	$2.17	$3.20
Diluted Earnings Per Share	$0.76	$0.65	$0.99	$2.16	$3.17
Dividends Declared Per Share	$0.45	$0.45	$0.44	$1.35	$1.32
Basic Weighted Average Shares	47,745,375	47,682,604	47,518,078	47,665,146	47,738,245
Diluted Weighted Average Shares	48,045,873	47,948,531	48,057,965	47,930,271	48,295,901

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition	Table 4

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2009	2009	2008	2008 (1)
Assets
Interest-Bearing Deposits	$5,863	$4,537	$5,094	$13,845
Funds Sold	401,200	656,000	405,789	—
Investment Securities
Trading	—	—	91,500	90,993
Available-for-Sale	4,827,588	4,292,911	2,519,239	2,572,111
Held-to-Maturity (Fair Value of $201,118; $214,484; $242,175; and $245,720)	194,444	209,807	239,635	249,083
Loans Held for Sale	19,346	40,994	21,540	14,903
Loans and Leases	5,931,358	6,149,911	6,530,233	6,539,458
Allowance for Loan and Lease Losses	(142,658)	(137,416)	(123,498)	(115,498)
Net Loans and Leases	5,788,700	6,012,495	6,406,735	6,423,960
Total Earning Assets	11,237,141	11,216,744	9,689,532	9,364,895
Cash and Noninterest-Bearing Deposits	291,480	294,022	385,599	285,762
Premises and Equipment	110,173	112,681	116,120	118,333
Customers’ Acceptances	950	2,084	1,308	1,250
Accrued Interest Receivable	43,047	43,042	39,905	41,061
Foreclosed Real Estate	201	438	428	293
Mortgage Servicing Rights	25,437	24,731	21,057	27,707
Goodwill	34,959	34,959	34,959	34,959
Other Assets	464,637	465,994	474,567	460,787
Total Assets	$12,208,025	$12,194,695	$10,763,475	$10,335,047

Liabilities
Deposits
Noninterest-Bearing Demand	$2,055,872	$2,109,270	$1,754,724	$1,592,251
Interest-Bearing Demand	1,588,705	1,589,300	1,854,611	1,708,183
Savings	4,365,257	4,054,039	3,104,863	2,780,798
Time	1,240,266	1,267,052	1,577,900	1,577,252
Total Deposits	9,250,100	9,019,661	8,292,098	7,658,484
Funds Purchased	8,670	8,670	15,734	189,700
Short-Term Borrowings	7,200	10,000	4,900	10,621
Securities Sold Under Agreements to Repurchase	1,524,755	1,799,794	1,028,835	1,109,431
Long-Term Debt (includes $119,275 and $120,598 carried at fair value as of December 31, 2008 and September 30, 2008, respectively)	91,424	91,432	203,285	204,616
Banker’s Acceptances	950	2,084	1,308	1,250
Retirement Benefits Payable	43,918	54,286	54,776	22,438
Accrued Interest Payable	9,740	7,765	13,837	12,702
Taxes Payable and Deferred Taxes	254,375	226,936	229,699	240,795
Other Liabilities	114,094	128,182	128,299	104,990
Total Liabilities	11,305,226	11,348,810	9,972,771	9,555,027

Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: September 30, 2009 - 57,028,554 / 47,937,543; June 30, 2009 - 57,028,940 / 47,881,083; December 31, 2008 - 57,019,887 / 47,753,371; and September 30, 2008 - 57,022,797 / 47,707,629)	569	569	568	568
Capital Surplus	492,346	491,784	492,515	491,419
Accumulated Other Comprehensive Income (Loss)	37,307	(1,870)	(28,888)	(18,643)
Retained Earnings	825,709	811,121	787,924	770,373
Treasury Stock, at Cost (Shares: September 30, 2009 - 9,091,011; June 30, 2009 - 9,147,857; December 31, 2008 - 9,266,516; and September 30, 2008 - 9,315,168)	(453,132)	(455,719)	(461,415)	(463,697)
Total Shareholders’ Equity	902,799	845,885	790,704	780,020
Total Liabilities and Shareholders’ Equity	$12,208,025	$12,194,695	$10,763,475	$10,335,047

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity	Table 5

(dollars in thousands)	Total	Common Stock	Capital Surplus	Accum. Other Comprehensive (Loss) Income	Retained Earnings	Treasury Stock	Comprehensive Income
Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)
Comprehensive Income:
Net Income	103,517	—	—	—	103,517	—	$103,517
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	65,121	—	—	65,121	—	—	65,121
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	1,074	—	—	1,074	—	—	1,074
Total Comprehensive Income							$169,712
Share-Based Compensation	1,700	—	1,700	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans and Related Tax Benefits (209,847 shares)	6,202	1	(1,869)	—	(1,101)	9,171
Common Stock Repurchased (25,675 shares)	(888)	—	—	—	—	(888)
Cash Dividends Paid	(64,631)	—	—	—	(64,631)	—
Balance as of September 30, 2009	$902,799	$569	$492,346	$37,307	$825,709	$(453,132)

Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
Adoption of Accounting Principles Related to the Fair Value Option	(2,736)	—	—	—	(2,736)	—
Comprehensive Income:
Net Income	152,906	—	—	—	152,906	—	$152,906
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(13,699)	—	—	(13,699)	—	—	(13,699)
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	147	—	—	147	—	—	147
Total Comprehensive Income							$139,354
Share-Based Compensation	4,480	—	4,480	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans and Related Tax Benefits (378,382 shares)	13,728	1	2,149	—	(5,075)	16,653
Common Stock Repurchased (1,260,398 shares)	(61,701)	—	—	—	—	(61,701)
Cash Dividends Paid	(63,360)	—	—	—	(63,360)	—
Balance as of September 30, 2008	$780,020	$568	$491,419	$(18,643)	$770,373	$(463,697)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6a

	Three Months Ended September 30, 2009			Three Months Ended June 30, 2009			Three Months Ended September 30, 2008 (1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.1	$—	0.28%	$5.2	$—	0.36%	$6.4	$—	2.06%
Funds Sold	489.7	0.3	0.26	833.2	0.5	0.25	28.4	0.1	1.96
Investment Securities
Trading	—	—	—	—	—	—	92.6	1.2	5.07
Available-for-Sale	4,491.2	46.7	4.16	3,662.1	38.5	4.21	2,601.2	35.4	5.44
Held-to-Maturity	202.0	2.2	4.31	219.9	2.4	4.31	255.4	2.9	4.50
Loans Held for Sale	25.2	0.2	2.95	24.1	0.2	4.21	6.6	0.1	6.34
Loans and Leases (2)
Commercial and Industrial	884.4	9.0	4.06	984.1	9.9	4.02	1,049.7	13.8	5.23
Commercial Mortgage	787.0	10.2	5.14	763.8	9.9	5.22	695.3	10.5	6.04
Construction	140.9	1.4	3.81	144.5	1.5	4.03	161.4	2.3	5.67
Commercial Lease Financing	464.0	3.0	2.56	450.2	3.5	3.13	472.9	0.2	0.15
Residential Mortgage	2,273.8	33.0	5.81	2,359.0	34.6	5.88	2,480.7	37.6	6.05
Home Equity	963.3	12.3	5.08	999.3	12.6	5.07	994.6	14.4	5.77
Automobile	304.5	6.1	7.88	325.5	6.5	7.96	403.6	8.2	8.09
Other (3)	217.1	4.3	7.95	232.0	4.6	7.89	254.3	5.6	8.80
Total Loans and Leases	6,035.0	79.3	5.24	6,258.4	83.1	5.32	6,512.5	92.6	5.67
Other	79.7	0.3	1.39	79.7	0.3	1.39	79.6	0.5	2.46
Total Earning Assets (4)	11,327.9	129.0	4.54	11,082.6	125.0	4.52	9,582.7	132.8	5.53
Cash and Noninterest-Bearing Deposits	203.5			203.9			274.3
Other Assets	457.6			467.1			482.5
Total Assets	$11,989.0			$11,753.6			$10,339.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,625.6	0.2	0.06	$1,907.7	0.3	0.07	$1,793.0	1.5	0.32
Savings	4,190.2	6.6	0.63	4,036.9	7.8	0.77	2,790.3	6.3	0.90
Time	1,264.7	5.4	1.69	1,330.6	6.4	1.92	1,594.8	9.9	2.48
Total Interest-Bearing Deposits	7,080.5	12.2	0.69	7,275.2	14.5	0.80	6,178.1	17.7	1.14
Short-Term Borrowings	18.1	—	0.12	16.4	—	0.12	116.7	0.5	1.74
Securities Sold Under Agreements to Repurchase	1,464.3	6.4	1.71	1,168.2	6.5	2.20	1,077.4	7.7	2.80
Long-Term Debt	91.4	1.2	5.26	71.1	0.8	4.84	205.1	3.1	6.04
Total Interest-Bearing Liabilities	8,654.3	19.8	0.91	8,530.9	21.8	1.02	7,577.3	29.0	1.52
Net Interest Income		$109.2			$103.2			$103.8
Interest Rate Spread			3.63%			3.50%			4.01%
Net Interest Margin			3.85%			3.73%			4.33%
Noninterest-Bearing Demand Deposits	2,050.5			1,946.9			1,594.4
Other Liabilities	404.2			417.7			387.5
Shareholders’ Equity	880.0			858.1			780.3
Total Liabilities and Shareholders’ Equity	$11,989.0			$11,753.6			$10,339.5

(1)          Certain prior period information has been reclassified to conform to current presentation.

(2)          Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

(3)          Comprised of other consumer revolving credit, installment, and consumer lease financing.

(4)          Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $329,000, $331,000, and $234,000 for the three months ended September 30, 2009, June 30, 2009, and September 30, 2008, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6b

	Nine Months Ended September 30, 2009			Nine Months Ended September 30, 2008 (1)
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.0	$—	0.49%	$22.2	$0.4	2.56%
Funds Sold	743.7	1.4	0.25	82.6	1.6	2.47
Investment Securities
Trading	16.1	0.6	4.92	95.3	3.5	4.96
Available-for-Sale	3,600.8	117.8	4.36	2,627.5	105.5	5.35
Held-to-Maturity	218.9	7.1	4.33	270.1	9.1	4.51
Loans Held for Sale	23.7	0.7	3.82	8.8	0.4	5.79
Loans and Leases (2)
Commercial and Industrial	966.1	29.4	4.06	1,058.5	44.6	5.64
Commercial Mortgage	760.7	29.7	5.23	669.2	31.1	6.21
Construction	146.5	4.4	4.02	179.4	8.2	6.09
Commercial Lease Financing	459.0	10.1	2.95	473.8	8.3	2.33
Residential Mortgage	2,356.1	104.0	5.89	2,490.5	113.7	6.09
Home Equity	996.9	38.0	5.09	990.6	45.1	6.07
Automobile	328.6	19.5	7.93	421.7	25.7	8.14
Other (3)	231.3	13.7	7.90	260.2	18.0	9.22
Total Loans and Leases	6,245.2	248.8	5.32	6,543.9	294.7	6.01
Other	79.7	0.8	1.39	79.6	1.4	2.35
Total Earning Assets (4)	10,933.1	377.2	4.60	9,730.0	416.6	5.71
Cash and Noninterest-Bearing Deposits	216.8			280.4
Other Assets	466.3			485.0
Total Assets	$11,616.2			$10,495.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,806.4	0.9	0.06	$1,635.6	4.9	0.40
Savings	3,922.4	22.6	0.77	2,802.2	22.1	1.06
Time	1,364.5	20.3	1.98	1,662.6	38.4	3.09
Total Interest-Bearing Deposits	7,093.3	43.8	0.82	6,100.4	65.4	1.43
Short-Term Borrowings	17.7	—	0.11	86.0	1.5	2.25
Securities Sold Under Agreements to Repurchase	1,191.2	19.5	2.16	1,100.5	25.8	3.10
Long-Term Debt	103.4	4.2	5.47	223.0	10.3	6.16
Total Interest-Bearing Liabilities	8,405.6	67.5	1.07	7,509.9	103.0	1.83
Net Interest Income		$309.7			$313.6
Interest Rate Spread			3.53%			3.88%
Net Interest Margin			3.78%			4.30%
Noninterest-Bearing Demand Deposits	1,943.0			1,793.5
Other Liabilities	415.3			414.3
Shareholders’ Equity	852.3			777.7
Total Liabilities and Shareholders’ Equity	$11,616.2			$10,495.4

(1)          Certain prior period information has been reclassified to conform to current presentation.

(2)          Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

(3)          Comprised of other consumer revolving credit, installment, and consumer lease financing.

(4)          Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $886,000 and $711,000 for the nine months ended September 30, 2009 and 2008, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7a

	Three Months Ended September 30, 2009
	Compared to June 30, 2009
(dollars in millions)	Volume (1)	Rate (1)	Time (1)	Total
Change in Interest Income:
Funds Sold	$(0.2)	$—	$—	$(0.2)
Investment Securities
Available-for-Sale	8.4	(0.5)	0.3	8.2
Held-to-Maturity	(0.2)	—	—	(0.2)
Loans and Leases
Commercial and Industrial	(1.1)	0.1	0.1	(0.9)
Commercial Mortgage	0.3	(0.1)	0.1	0.3
Construction	—	(0.1)	—	(0.1)
Commercial Lease Financing	0.1	(0.6)	—	(0.5)
Residential Mortgage	(1.5)	(0.5)	0.4	(1.6)
Home Equity	(0.3)	—	—	(0.3)
Automobile	(0.4)	(0.1)	0.1	(0.4)
Other (2)	(0.3)	—	—	(0.3)
Total Loans and Leases	(3.2)	(1.3)	0.7	(3.8)
Total Change in Interest Income	4.8	(1.8)	1.0	4.0

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	—	—	(0.1)
Savings	0.3	(1.5)	—	(1.2)
Time	(0.3)	(0.8)	0.1	(1.0)
Total Interest-Bearing Deposits	(0.1)	(2.3)	0.1	(2.3)
Securities Sold Under Agreements to Repurchase	1.5	(1.7)	0.1	(0.1)
Long-Term Debt	0.3	0.1	—	0.4
Total Change in Interest Expense	1.7	(3.9)	0.2	(2.0)

Change in Net Interest Income	$3.1	$2.1	$0.8	$6.0

(1)          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

(2)          Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7b

	Three Months Ended September 30, 2009
	Compared to September 30, 2008
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Funds Sold	$0.4	$(0.2)	$0.2
Investment Securities
Trading	(0.6)	(0.6)	(1.2)
Available-for-Sale	21.1	(9.8)	11.3
Held-to-Maturity	(0.6)	(0.1)	(0.7)
Loans Held for Sale	0.2	(0.1)	0.1
Loans and Leases
Commercial and Industrial	(2.0)	(2.8)	(4.8)
Commercial Mortgage	1.3	(1.6)	(0.3)
Construction	(0.2)	(0.7)	(0.9)
Commercial Lease Financing	—	2.8	2.8
Residential Mortgage	(3.1)	(1.5)	(4.6)
Home Equity	(0.4)	(1.7)	(2.1)
Automobile	(1.9)	(0.2)	(2.1)
Other (2)	(0.8)	(0.5)	(1.3)
Total Loans and Leases	(7.1)	(6.2)	(13.3)
Other	—	(0.2)	(0.2)
Total Change in Interest Income	13.4	(17.2)	(3.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.2)	(1.1)	(1.3)
Savings	2.6	(2.3)	0.3
Time	(1.8)	(2.7)	(4.5)
Total Interest-Bearing Deposits	0.6	(6.1)	(5.5)
Short-Term Borrowings	(0.2)	(0.3)	(0.5)
Securities Sold Under Agreements to Repurchase	2.2	(3.5)	(1.3)
Long-Term Debt	(1.5)	(0.4)	(1.9)
Total Change in Interest Expense	1.1	(10.3)	(9.2)

Change in Net Interest Income	$12.3	$(6.9)	$5.4

(1)          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

(2)          Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7c

	Nine Months Ended September 30, 2009
	Compared to September 30, 2008
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.2)	$(0.2)	$(0.4)
Funds Sold	2.3	(2.5)	(0.2)
Investment Securities
Trading	(2.9)	—	(2.9)
Available-for-Sale	34.2	(21.9)	12.3
Held-to-Maturity	(1.7)	(0.3)	(2.0)
Loans Held for Sale	0.5	(0.2)	0.3
Loans and Leases
Commercial and Industrial	(3.5)	(11.7)	(15.2)
Commercial Mortgage	3.9	(5.3)	(1.4)
Construction	(1.3)	(2.5)	(3.8)
Commercial Lease Financing	(0.3)	2.1	1.8
Residential Mortgage	(6.1)	(3.6)	(9.7)
Home Equity	0.3	(7.4)	(7.1)
Automobile	(5.6)	(0.6)	(6.2)
Other (2)	(1.9)	(2.4)	(4.3)
Total Loans and Leases	(14.5)	(31.4)	(45.9)
Other	—	(0.6)	(0.6)
Total Change in Interest Income	17.7	(57.1)	(39.4)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.5	(4.5)	(4.0)
Savings	7.5	(7.0)	0.5
Time	(6.1)	(12.0)	(18.1)
Total Interest-Bearing Deposits	1.9	(23.5)	(21.6)
Short-Term Borrowings	(0.7)	(0.8)	(1.5)
Securities Sold Under Agreements to Repurchase	2.0	(8.3)	(6.3)
Long-Term Debt	(5.0)	(1.1)	(6.1)
Total Change in Interest Expense	(1.8)	(33.7)	(35.5)

Change in Net Interest Income	$19.5	$(23.4)	$(3.9)

(1)          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

(2)   Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits	Table 8

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2009	2009	2008	2009	2008
Salaries	$29,988	$30,732	$30,190	$90,565	$89,112
Incentive Compensation	5,524	3,407	5,969	12,223	16,358
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	595	604	1,180	1,986	8,592
Commission Expense	1,523	1,750	1,653	5,528	5,518
Retirement and Other Benefits	3,962	3,804	3,097	12,385	11,822
Payroll Taxes	2,176	2,344	2,162	8,020	8,067
Medical, Dental, and Life Insurance	2,619	1,236	2,452	6,519	7,421
Separation Expense	—	303	61	369	1,331
Total Salaries and Benefits	$46,387	$44,180	$46,764	$137,595	$148,221

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances	Table 9

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2009	2009	2009	2008	2008 (1)
Commercial
Commercial and Industrial	$845,056	$932,444	$1,000,640	$1,053,781	$1,077,314
Commercial Mortgage	777,498	788,226	726,193	740,779	708,961
Construction	137,414	140,455	153,754	153,952	153,364
Lease Financing	458,696	468,030	454,822	468,140	467,279
Total Commercial	2,218,664	2,329,155	2,335,409	2,416,652	2,406,918
Consumer
Residential Mortgage	2,246,729	2,309,971	2,402,061	2,461,824	2,478,925
Home Equity	952,076	977,632	1,016,381	1,033,221	1,004,437
Automobile	299,657	309,877	343,642	369,789	395,015
Other (2)	214,232	223,276	241,233	248,747	254,163
Total Consumer	3,712,694	3,820,756	4,003,317	4,113,581	4,132,540
Total Loans and Leases	$5,931,358	$6,149,911	$6,338,726	$6,530,233	$6,539,458

Higher Risk Loans Outstanding

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2009	2009	2009	2008	2008
Residential Home Building (3)	$38,592	$22,850	$8,536	$5,001	$6,944
Residential Land Loans (4)	43,128	47,871	50,663	54,483	58,401
Home Equity Loans (5)	24,339	21,832	19,431	14,917	14,028
Air Transportation (6)	60,996	62,148	76,303	79,692	79,758

(1)          Certain prior period information has been reclassified to conform to current presentation.

(2)          Comprised of other revolving credit, installment, and lease financing.

(3)          Residential home building loans are collateralized by residential developments and comprised 62% of total commercial construction as of September 30, 2009. Higher risk exposures represent 45% of total residential home building and include $16,462 outside of Oahu and $10,282 in non-performing assets as of September 30, 2009.

(4)          Included in residential mortgage, residential land loans are collateralized by land and includes $36,613 outside of Oahu as of September 30, 2009.

(5)          Current FICO of 600 or less and original LTV above 70%, all originated after 2004.

(6)          Equity in nine leases, eight of which are leveraged, all to passenger carriers, one of which is based outside the United States as of September 30, 2009.

Deposits

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2009	2009	2009	2008	2008
Consumer	$4,776,626	$4,747,612	$4,702,494	$4,593,248	$4,460,965
Commercial	4,002,068	3,828,521	3,645,842	3,221,668	2,835,699
Public and Other	471,406	443,528	864,455	477,182	361,820
Total Deposits	$9,250,100	$9,019,661	$9,212,791	$8,292,098	$7,658,484

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 10

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2009	2009	2009	2008	2008
Non-Performing Assets (1)
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$9,924	$10,511	$21,839	$3,869	$574
Commercial Mortgage	1,193	1,219	—	—	—
Construction	15,534	6,548	5,001	5,001	—
Lease Financing	690	956	910	133	149
Total Commercial	27,341	19,234	27,750	9,003	723
Consumer
Residential Mortgage	16,718	16,265	9,230	3,904	3,749
Home Equity	3,726	2,567	1,620	1,614	1,162
Other (2)	550	550	1,383	—	—
Total Consumer	20,994	19,382	12,233	5,518	4,911
Total Non-Accrual Loans and Leases	48,335	38,616	39,983	14,521	5,634
Foreclosed Real Estate	201	438	346	428	293
Total Non-Performing Assets	$48,536	$39,054	$40,329	$14,949	$5,927

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$137	$13	$—	$6,785	$—
Construction	3,005	—	—	—	—
Lease Financing	—	—	257	268	—
Total Commercial	3,142	13	257	7,053	—
Consumer
Residential Mortgage	5,951	4,657	4,794	4,192	3,455
Home Equity	1,698	2,879	1,720	1,077	296
Automobile	749	769	776	743	758
Other (2)	739	1,270	1,100	1,134	926
Total Consumer	9,137	9,575	8,390	7,146	5,435
Total Accruing Loans and Leases Past Due 90 Days or More	$12,279	$9,588	$8,647	$14,199	$5,435

Restructured Loans Not Included in Non-Accrual Loans and Accruing Loans Past Due 90 Days or More	$7,578	$2,307	$—	$—	$—

Total Loans and Leases	$5,931,358	$6,149,911	$6,338,726	$6,530,233	$6,539,458

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.81%	0.63%	0.63%	0.22%	0.09%

Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.82%	0.63%	0.64%	0.23%	0.09%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases	1.23%	0.83%	1.19%	0.37%	0.03%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Foreclosed Real Estate	0.57%	0.52%	0.31%	0.14%	0.13%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases and Foreclosed Real Estate	1.03%	0.79%	0.77%	0.45%	0.17%

Quarter to Quarter Changes in Non-Performing Assets (1)
Balance at Beginning of Quarter	$39,054	$40,329	$14,949	$5,927	$6,680
Additions	22,856	22,459	29,164	15,464	1,355
Reductions
Payments	(6,899)	(15,593)	(874)	(2,440)	(955)
Return to Accrual Status	(3,373)	(230)	(768)	(1,468)	(756)
Sales of Foreclosed Real Estate	(237)	—	(82)	—	—
Charge-offs/Write-downs	(2,865)	(7,911)	(2,060)	(2,534)	(397)
Total Reductions	(13,374)	(23,734)	(3,784)	(6,442)	(2,108)
Balance at End of Quarter	$48,536	$39,054	$40,329	$14,949	$5,927

(1)          Excluded from non-performing assets are non-accrual loans held for sale of $7.7 million and $5.2 million as of September 30, 2009 and June 30, 2009, respectively.

(2)          Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses	Table 11

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2009	2009 (1)	2008	2009	2008
Balance at Beginning of Period	$142,835	$139,835	$107,667	$128,667	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(4,769)	(12,260)	(1,783)	(23,493)	(4,568)
Commercial Mortgage	(2,092)	—	—	(2,092)	—
Construction	(5,845)	—	—	(5,845)	—
Lease Financing	(120)	(4,473)	(27)	(4,613)	(303)
Consumer
Residential Mortgage	(2,430)	(1,814)	(398)	(5,071)	(531)
Home Equity	(3,614)	(3,303)	(519)	(9,233)	(1,798)
Automobile	(2,602)	(2,110)	(2,858)	(7,694)	(7,960)
Other (2)	(3,032)	(3,643)	(3,444)	(10,252)	(8,202)
Total Loans and Leases Charged-Off	(24,504)	(27,603)	(9,029)	(68,293)	(23,362)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	252	228	220	1,022	1,407
Lease Financing	49	30	2	81	7
Consumer
Residential Mortgage	448	126	67	719	162
Home Equity	67	76	36	239	83
Automobile	849	735	699	2,311	2,195
Other (2)	581	718	647	2,004	2,051
Total Recoveries on Loans and Leases Previously Charged-Off	2,246	1,913	1,671	6,376	5,905
Net Loans and Leases Charged-Off	(22,258)	(25,690)	(7,358)	(61,917)	(17,457)
Provision for Credit Losses	27,500	28,690	20,358	81,077	41,957
Provision for Unfunded Commitments	—	—	—	250	—
Balance at End of Period (3)	$148,077	$142,835	$120,667	$148,077	$120,667

Components
Allowance for Loan and Lease Losses	$142,658	$137,416	$115,498	$142,658	$115,498
Reserve for Unfunded Commitments	5,419	5,419	5,169	5,419	5,169
Total Reserve for Credit Losses	$148,077	$142,835	$120,667	$148,077	$120,667

Average Loans and Leases Outstanding	$6,034,956	$6,258,403	$6,512,453	$6,245,117	$6,543,871

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	1.46%	1.65%	0.45%	1.33%	0.36%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.41%	2.23%	1.77%	2.41%	1.77%

(1)   Certain prior period information has been reclassified to conform to current presentation.

(2)   Comprised of other revolving credit, installment, and lease financing.

(3)   Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended September 30, 2009
Net Interest Income	$54,059	$39,650	$4,275	$10,903	$108,887
Provision for Credit Losses	15,599	11,918	33	(50)	27,500
Net Interest Income After Provision for Credit Losses	38,460	27,732	4,242	10,953	81,387
Noninterest Income	25,095	14,668	14,026	3,011	56,800
Noninterest Expense	(42,380)	(25,072)	(14,952)	(1,583)	(83,987)
Income Before Income Taxes	21,175	17,328	3,316	12,381	54,200
Provision for Income Taxes	(7,865)	(6,195)	(1,227)	(2,442)	(17,729)
Net Income	13,310	11,133	2,089	9,939	36,471
Total Assets as of September 30, 2009	$3,475,273	$2,548,944	$253,580	$5,930,228	$12,208,025

Three Months Ended September 30, 2008 (1)
Net Interest Income	$61,524	$33,280	$3,922	$4,849	$103,575
Provision for Credit Losses	7,395	11,906	1,089	(32)	20,358
Net Interest Income After Provision for Credit Losses	54,129	21,374	2,833	4,881	83,217
Noninterest Income	24,362	13,378	17,458	1,788	56,986
Noninterest Expense	(42,545)	(25,164)	(16,800)	(2,281)	(86,790)
Income Before Income Taxes	35,946	9,588	3,491	4,388	53,413
Provision for Income Taxes	(13,301)	(4,993)	(1,292)	13,582	(6,004)
Net Income	22,645	4,595	2,199	17,970	47,409
Total Assets as of September 30, 2008 (1)	$3,987,651	$2,703,677	$285,497	$3,358,222	$10,335,047

(1)   Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Nine Months Ended September 30, 2009
Net Interest Income	$167,166	$118,780	$12,593	$10,261	$308,800
Provision for Credit Losses	44,921	34,868	1,583	(295)	81,077
Net Interest Income After Provision for Credit Losses	122,245	83,912	11,010	10,556	227,723
Noninterest Income	78,761	55,032	43,086	10,118	186,997
Noninterest Expense	(130,165)	(78,453)	(47,309)	(5,577)	(261,504)
Income Before Income Taxes	70,841	60,491	6,787	15,097	153,216
Provision for Income Taxes	(26,264)	(21,964)	(2,511)	1,040	(49,699)
Net Income	44,577	38,527	4,276	16,137	103,517
Total Assets as of September 30, 2009	$3,475,273	$2,548,944	$253,580	$5,930,228	$12,208,025

Nine Months Ended September 30, 2008 (1)
Net Interest Income	$186,336	$112,568	$11,731	$2,288	$312,923
Provision for Credit Losses	21,414	20,289	1,089	(835)	41,957
Net Interest Income After Provision for Credit Losses	164,922	92,279	10,642	3,123	270,966
Noninterest Income	73,090	52,411	54,738	23,411	203,650
Noninterest Expense	(126,772)	(75,312)	(50,026)	(11,974)	(264,084)
Income Before Income Taxes	111,240	69,378	15,354	14,560	210,532
Provision for Income Taxes	(41,196)	(27,133)	(5,681)	16,384	(57,626)
Net Income	70,044	42,245	9,673	30,944	152,906
Total Assets as of September 30, 2008 (1)	$3,987,651	$2,703,677	$285,497	$3,358,222	$10,335,047

(1)          Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data	Table 13

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2009	2009	2009	2008 (1)	2008 (1)
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$79,530	$83,342	$86,592	$95,598	$92,744
Income on Investment Securities
Trading	—	—	594	1,152	1,174
Available-for-Sale	46,419	38,155	32,301	34,352	35,152
Held-to-Maturity	2,179	2,369	2,567	2,735	2,870
Deposits	3	5	10	25	33
Funds Sold	320	526	577	48	141
Other	277	276	276	276	490
Total Interest Income	128,728	124,673	122,917	134,186	132,604
Interest Expense
Deposits	12,235	14,481	17,025	16,960	17,736
Securities Sold Under Agreements to Repurchase	6,394	6,477	6,652	7,984	7,675
Funds Purchased	5	5	5	175	507
Short-Term Borrowings	—	—	—	103	13
Long-Term Debt	1,207	859	2,173	3,110	3,098
Total Interest Expense	19,841	21,822	25,855	28,332	29,029
Net Interest Income	108,887	102,851	97,062	105,854	103,575
Provision for Credit Losses	27,500	28,690	24,887	18,558	20,358
Net Interest Income After Provision for Credit Losses	81,387	74,161	72,175	87,296	83,217
Noninterest Income
Trust and Asset Management	10,915	11,881	11,632	12,275	14,193
Mortgage Banking	4,656	5,443	8,678	508	621
Service Charges on Deposit Accounts	14,014	12,910	13,386	13,306	13,045
Fees, Exchange, and Other Service Charges	14,801	15,410	14,976	14,897	15,604
Investment Securities Gains (Losses), Net	(5)	12	56	86	159
Insurance	7,304	4,744	5,641	5,953	5,902
Other	5,115	9,432	15,996	7,438	7,462
Total Noninterest Income	56,800	59,832	70,365	54,463	56,986
Noninterest Expense
Salaries and Benefits	46,387	44,180	47,028	43,737	46,764
Net Occupancy	10,350	10,008	10,328	11,548	11,795
Net Equipment	4,502	4,502	4,316	4,573	4,775
Professional Fees	2,642	4,005	2,549	3,040	3,270
FDIC Insurance	3,290	8,987	1,814	693	321
Other	16,816	17,902	21,898	19,099	19,865
Total Noninterest Expense	83,987	89,584	87,933	82,690	86,790
Income Before Provision for Income Taxes	54,200	44,409	54,607	59,069	53,413
Provision for Income Taxes	17,729	13,403	18,567	19,762	6,004
Net Income	$36,471	$31,006	$36,040	$39,307	$47,409

Basic Earnings Per Share	$0.76	$0.65	$0.76	$0.83	$1.00
Diluted Earnings Per Share	$0.76	$0.65	$0.75	$0.82	$0.99

Balance Sheet Totals
Loans and Leases	$5,931,358	$6,149,911	$6,338,726	$6,530,233	$6,539,458
Total Assets	12,208,025	12,194,695	11,448,128	10,763,475	10,335,047
Total Deposits	9,250,100	9,019,661	9,212,791	8,292,098	7,658,484
Total Shareholders’ Equity	902,799	845,885	833,935	790,704	780,020

Performance Ratios
Return on Average Assets	1.21%	1.06%	1.32%	1.52%	1.82%
Return on Average Shareholders’ Equity	16.44	14.49	17.86	19.56	24.17
Efficiency Ratio (2)	50.69	55.07	52.52	51.58	54.05
Net Interest Margin (3)	3.85	3.73	3.76	4.43	4.33

(1)          Certain prior period information has been reclassified to conform to current presentation.

(2)          The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

(3)          The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 14

	Eight Months Ended		Year Ended
(in thousands, except jobs)	August 31, 2009		December 31, 2008		December 31, 2007
Hawaii Economic Trends
State General Fund Revenues (1)	$2,643.0	(14.4)%	$4,611.2	(1.5)%	$4,683.1	3.6%
General Excise and Use Tax Revenue (1)	$1,563.7	(10.0)	$2,570.5	(2.0)	$2,623.5	6.8
Jobs, seasonally adjusted (2)	607.5	(3.1)	625.4	(0.7)	630.1	1.0

	September 30,	June 30,	December 31,
(annual percentage, except September and June)	2009	2009	2008	2007
Unemployment (3)
Statewide, seasonally adjusted	7.2%	7.3%	4.0%	2.6%

Oahu	6.3	6.8	3.5	2.5
Island of Hawaii	10.8	11.4	5.5	3.3
Maui	9.7	10.0	4.5	2.8
Kauai	9.6	11.0	4.4	2.5

	September 30,	December 31,
(percentage change, except months of inventory)	2009	2008	2007
Housing Trends (Single Family Oahu) (4)
Median Home Price	(8.0)%	(3.0)%	2.1%
Home Sales Volume (units)	(16.2)	(24.4)	(10.2)
Months of Inventory	5.3	8.0	6.0

	Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism (1)
August 31, 2009	534.4	3.2%
July 31, 2009	517.7	2.5
June 30, 2009	504.8	(9.0)
May 31, 2009	554.5	(0.1)
April 30, 2009	555.1	8.9
March 31, 2009	509.6	(7.2)
February 28, 2009	549.4	1.7
January 31, 2009	540.0	4.4
December 31, 2008	517.4	(4.1)

(1)          Source: Hawaii Department of Business, Economic Development & Tourism.

(2)          Source: University of Hawaii Economic Research Organization.

(3)          Source: University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.

(4)          Source: Honolulu Board of REALTORS.